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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): April 9, 2002


        NATIONAL CITY VEHICLE RECEIVABLES INC., (as depositor under the
           Sale and Servicing Agreement, dated as of March 1, 2002)

                              NATIONAL CITY BANK
                    NATIONAL CITY VEHICLE RECEIVABLES INC.
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            (Exact name of registrants as specified in its charter)

              Delaware                 333-74756                   N/A
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  (State or Other Jurisdiction of     (Commission           (I.R.S. Employer
           Incorporation)             File Number)         Identification No.)

                             1900 East 9th Street
                             Cleveland, Ohio 44114
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (216) 575-2000
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Item 5.  Other Events.
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Filing of certain Agreements


     On March 27, 2002, National City Vehicle Receivables Inc. (the "Depositor") entered into a Sale and Servicing Agreement dated as of March 1, 2002 (the "Sale and Servicing Agreement"), by and among the Depositor, National City Auto Receivables Trust 2002-A (the "Issuer"), as issuer, National City Bank, as a seller and servicer, and The Bank of New York, as indenture trustee. The Sale and Servicing Agreement is attached hereto as
Exhibit 10.1.

     On March 27, 2002, the Issuer and The Bank of New York entered into an Indenture dated as of March 1, 2002 (the "Indenture"). On March 27, 2002, the Depositor and Wilmington Trust Company entered into an Amended and Restated Trust Agreement (the "Trust Agreement"). The Indenture is attached hereto as
Exhibit 4.1, the Trust Agreement is attached hereto as Exhibit 4.2, the Amended and Restated Certificate of Incorporation of the Depositor is attached hereto as Exhibit 10.2 and the By-laws of the Depositor are attached hereto as
Exhibit 10.3.

Item 7.  Financial Statements and Exhibits.
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Information and Exhibits.
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(a)  Financial Statements of businesses acquired.

     Not applicable.

(b)  Pro Forma financial information.

     Not applicable.

(c)  Exhibit No.         Description
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        4.1              Indenture

        4.2              Trust Agreement

       10.1              Sale and Servicing Agreement

       10.2              Amended and Restated Certificate of Incorporation

       10.3              By-laws

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NATIONAL CITY VEHICLE RECEIVABLES INC.



                                     By:   /s/ Robert B. Crowl
                                         ---------------------------
                                          Name:   Robert B. Crowl
                                          Title:  V.P., Secretary



Dated:  April 9, 2002

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                                 Exhibit Index
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Exhibit
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4.1      Indenture
4.2      Trust Agreement
10.1     Sale and Servicing Agreement
10.2     Amended and Restated Certificate of Incorporation
10.3     By-laws